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                                                                    EXHIBIT 23.1
                                           Consent of PricewaterhouseCoopers LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of PetroCorp Incorporated of our report dated March 24, 2000, relating to the financial statements, which appears in its Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Tulsa, Oklahoma
January 26, 2001